___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment no. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2016

NuLife Sciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-193220	46-3876675
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1031 Calle Recodo, Suite B San Clemente, CA		92763
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 973-0684

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

NuLife Sciences, Inc. (the “Company”) is filing this Amendment No. 1, on Form 8-K/A, to the Company’s Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission on December 22, 2016. This Form 8-K/A amends Item 1.01 of the Original Form 8-K to reflect the correct conversion price per share. This Form 8-K/A amends and restates in its entirety Item 1.01 of the Original Form 8-K. No other changes were made to the Original Form 8-K. References to the exhibits in this Form 8-K/A are references to the exhibits filed with the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement

From November 18, 2016 to December 3, 2016, NuLife Sciences, Inc. (the “Company”) entered into those certain Note Purchase Agreements (collectively, the “Purchase Agreements”) in connection with the issuance of certain convertible promissory notes (collectively, the “Purchase Notes”) in the aggregate principal amount of $540,000. All of the Purchase Notes are due upon demand, provided however, that the holder thereof can’t make demand until after Ninety (90) days from the date of issuance (the “Maturity Date”). The Purchase Notes bear interest at the rate of 8% compounded monthly. The Purchase Notes, together with all interest as accrued, are each convertible into shares of the Company’s common stock at a conversion price of Eleven cents ($0.11) per share. The Purchase Agreements and the Purchase Notes contain representations, warranties, conditions, restrictions, and covenants of the Company that are customary in such transactions with smaller companies. Copies of the Purchase Agreements and Purchase Notes are included as an Exhibit hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

From November 18, 2016 to December 3, 2016, the Company executed the Purchase Agreements and issued the Purchase Notes as described in Item 1.01 above. The Purchase Notes may be accelerated by the holders thereof in the event of default. In addition, the amounts due and payable under the Purchase Notes (and, consequently, the number of shares of common stock convertible thereunto) may be increased to 150% of the principal and interest amounts of the Purchase Notes. The Purchase Notes are a direct financial obligation of the Company and are considered a current liability of the Company for accounting purposes.

Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 1.01 above, from November 18, 2016 to December 3, 2016, the Company issued the Purchase Notes, convertible into equity securities of the Company as described in Item 1.01 above.

On November 15, 2016, the Board approved the grant of 1,500,000 common stock purchase options to Fred Luke, the Company’s President, at an exercise price of not less than One Hundred Ten percent (110%) of the ten (10) day lowest trailing average closing bid price of such shares on the date of execution of the Option Agreement (the “Option Agreement”) which was Fourteen cents ($0.14) per share and subject to certain adjustments on November 15, 2016. The Option Agreement is included as an Exhibit hereto.

In respect of the aforementioned convertible note issuances of the Company, the note holders are each an “accredited investor” as such term is defined by rules promulgated by the Securities and Exchange Commission (“SEC”). No solicitation was made and no underwriting discounts were given or paid in connection with these transactions. The Company believes that the issuance of the convertible promissory notes pursuant to their respective agreements were exempt from registration with the SEC pursuant to Section 4(2) of the Securities Act of 1933.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers..

As described in Item 3.02 above, on November 15, 2016, the Board approved the grant of 1,500,000 common stock purchase options to Fred Luke, the Company’s President, at an exercise price of not less than One Hundred Ten percent (110%) of the ten (10) day lowest trailing average closing bid price of such shares on the date of execution of the Option Agreement which was Fourteen cents ($0.14) per share and subject to certain adjustments on November 15, 2016. The Option Agreement is included as an Exhibit hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1 Convertible Promissory Note issued to Lance Paul Petit, dated November 18, 2016 as referenced in the 8-K filing dated December 22, 2016;

4.2 Convertible Promissory Note issued to Steven H. Jones Trustee, Steve & Stacy Jones Children's Irrevocable Trust U/A Dated 12/28/2012, dated December 3, 2016 as referenced in the 8-K filing dated December 22, 2016;

4.3 Convertible Promissory Note issued to Steven S. Jones Trust, Dated 02/13/2004, dated December 3, 2016 as referenced in the 8-K filing dated December 22, 2016;

4.4 Convertible Promissory Note issued to Blue Earth Fund LP, dated December 3, 2016 as referenced in the 8-K filing dated December 22, 2016;

4.5 Convertible Promissory Note issued to G BERNSTEIN & J PEPPER TTEE BERNSTEIN FAMILY TRUST U/A DTD 12/17/10, dated December 3, 2016 as referenced in the 8-K filing dated December 22, 2016;

4.6 Convertible Promissory Note issued to Yarborough Family Trust Dated 07/19/1974, Mary Carol Yarborough, Trustee, dated December 3, 2016 as referenced in the 8-K filing dated December 22, 2016;

4.7 Convertible Promissory Note issued to Douglas Edward Hansen, dated December 3, 2016 as referenced in the 8-K filing dated December 22, 2016

4.8 Convertible Promissory Note issued to Tidwell Family Trust, dated December 3, 2016 as referenced in the 8-K filing dated December 22, 2016;

10.1 Note Purchase Agreement dated November 18, 2016, between NuLife Sciences, Inc. and Lance Paul Petit as referenced in the 8-K filing dated December 22, 2016;

10.2 Note Purchase Agreement dated December 3, 2016, between NuLife Sciences, Inc. and Steven H. Jones Trustee, Steve & Stacy Jones Children's Irrevocable Trust U/A Dated 12/28/2012 as referenced in the 8-K filing dated December 22, 2016;

10.3 Note Purchase Agreement dated December 3, 2016, between NuLife Sciences, Inc. and Steven S. Jones Trust, Dated 02/13/2004 as referenced in the 8-K filing dated December 22, 2016;

10.4 Note Purchase Agreement dated December 3, 2016, between NuLife Sciences, Inc. and Blue Earth Fund LP as referenced in the 8-K filing dated December 22, 2016;

10.5 Note Purchase Agreement dated December 3, 2016, between NuLife Sciences, Inc. and G BERNSTEIN & J PEPPER TTEE BERNSTEIN FAMILY TRUST U/A DTD 12/17/10 as referenced in the 8-K filing dated December 22, 2016;

10.6 Note Purchase Agreement dated December 3, 2016, between NuLife Sciences, Inc. and Yarborough Family Trust Dated 07/19/1974, Mary Carol Yarborough, Trustee as referenced in the 8-K filing dated December 22, 2016;

10.7 Note Purchase Agreement dated December 3, 2016, between NuLife Sciences, Inc. and Douglas Edward Hansen as referenced in the 8-K filing dated December 22, 2016;

10.8 Note Purchase Agreement dated December 3, 2016, between NuLife Sciences, Inc. and Tidwell Family Trust as referenced in the 8-K filing dated December 22, 2016;

10.9 Option Agreement dated November 15, 2016, between NuLife Sciences, Inc. and Fred G. Luke as referenced in the 8-K filing dated December 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuLife Sciences, Inc.

Date: January 4, 2017
By: /s/ Fred Luke
Fred Luke, President